Exhibit 99.1

MURPHY OIL CORPORATION 0 www.murphyoilcorp.com NYSE: MUR UBS GLOBAL OIL AND GAS CONFERENCE MAY 22, 2019 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER

Cautionary Statement & Investor Relations Contacts

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked P_{MEAN} resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC. The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10-K filed with the SEC and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website.

Forward-Looking Statements – This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to: our ability to complete the acquisition of the Gulf of Mexico assets or the Malaysia divestiture due to the failure to obtain regulatory approvals, the failure of the respective counterparties to perform their obligations under the relevant transaction agreements, the failure to satisfy all closing conditions, or otherwise, increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; natural hazards impacting our operations; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; and adverse developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http://ir.murphyoilcorp.com. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward-looking statements.

Non-GAAP Financial Measures – This presentation refers to certain forward looking non-GAAP measures such as future “Free Cash Flow” and future “EBITDA”. Definitions of these measures are included in the appendix.

Investor Relations Contacts

Kelly Whitley
VP, Investor Relations & Communications
281-675-9107
Email: kelly_whitley@murphyoilcorp.com

Bryan Arciero
Sr. Investor Relations Advisor
832-319-5374
Email: bryan_arciero@murphyoilcorp.com

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 1

MURPHY OIL CORPORATION 2 www.murphyoilcorp.com NYSE: MUR Murphy at a Glance 2018 Proved Reserves 68% 32% Onshore Offshore 816 MMBOE 50% 7% 43% Oil NGL Natural Gas 57% Liquids - Weighted NOTE: Includes 129 MMBOE from Malaysia; Excludes 66 MMBOE from LLOG Acquisition 26% 30% 28% 16% US Onshore Canada Onshore SE Asia 171 MBOEPD 6% NGL 41% Natural Gas 53% Oil FY 18 Production NOTE: Includes 48 MBOEPD from Malaysia Exploration Office Production

MURPHY OIL CORPORATION 3 www.murphyoilcorp.com NYSE: MUR Deliberate Value - Adding Transformation 2014 Sell - Down 30% Malaysia $2.0 BN 2016 Divested Syncrude $730 MM 2016 Divested Montney Midstream $412 MM 2017 Divested Heavy Oil $51 MM 2019 Divested Malaysia $2.127 BN 2014 – 2015 Repositioning Portfolio Post - Spin; Streamlining Assets 2016 – 2017 Stabilizing & Rebuilding; Strengthening Balance Sheet Without Issuing Equity 2018 – 2019 Re - Shaping Portfolio; Growing Oil - Weighted Assets Within Cash Flow 2016 Acquired Kaybob Duvernay & Placid Montney $206 MM 2018 Transaction with Petrobras Gulf of Mexico $795 MM 2019 Acquired LLOG $1.375 BN

MURPHY OIL CORPORATION 4 www.murphyoilcorp.com NYSE: MUR Transformation Through Strategic Acquisitions & Divestitures Acquired Gulf of Mexico Assets for $2.3 BN • MP Gulf of Mexico: $961 MM (2) • LLOG: $1.375 BN • Supports Shift to Oil - Weighted, Lower Cost Basins • Increases Net Oil Production • Accretive Valuation Metrics • Enables Greater Synergies & Opportunities in the Gulf of Mexico • US Corporate Tax Rate Globally Competitive at 21% • Higher Margins in Higher Price Environment • Generating Free Cash Flow Immediately (2) Cash: $794 MM, 20% Working Interest in MP Gulf of Mexico: $167 MM (1) Subject to Normal Closing Adjustments & Approval by PETRONAS ASSETS ACQUIRED Divested Malaysia Assets for $2.1 BN (1) • Strategic Exit from Malaysia Simplifies Portfolio • Gas - Weighted Production Increasing • Lower Priority Capital Allocation • Monetizing 2P Reserves at Full Value • In Country Profits Subject to 38% Cash Tax Rate • Production Sharing Contact Terms ASSETS DIVESTED

MURPHY OIL CORPORATION 5 www.murphyoilcorp.com NYSE: MUR Increasing Margins with Oil - Weighted, Gulf of Mexico Production & Reserves Repositioning Murphy’s Portfolio Acquisition & Divestiture of Assets 2019E Prod MBOEPD 2019 – 2023 Avg Prod MBOEPD 2019 – 2023 Avg Oil Prod MBOPD Reserves (1P) MMBOE % Oil (1P) % Oil (2P) Malaysia – Divestiture 46 – 48 50 25 129 39% 40% Combined GOM – Acquisitions 67 54 44 144 (3) 82% 82% Acquisition & Divestiture of Assets 2019E EBITDA/BOE 2019E EBITDA Multiple (4) 2019E Free Cash Flow Multiple (4) $ / Flowing BOE $ / BOE (1P) $ / BOE (2P) Malaysia – Divestiture $29 4.4x 6.8x ~$45,000 $16.49 $11.13 Combined GOM – Acquisitions $35 2.6x 4.2x ~$28,000 $16.22 $10.59 2019E EBITDA / BOE 2019E Production, MBOEPD SCALE QUALITY GOM EBITDA / BOE vs Oil Reserves (2P) Malaysia LLOG (+) MP GOM Oil Reserves (2P) Malaysia Divestiture Gulf of Mexico Acquisitions 67 MBOEPD 46 - 48 MBOEPD 34 (1) MBOEPD 33 (2) MBOEPD MP GOM LLOG 2019 Production Rate UPSIDE 2019 – 2023 FCF vs Oil Reserves (2P) $3 BN $1 BN $2 BN 2019E – 2023E FCF Oil Reserves (2P) Total Murphy Pre - Transactions Total Murphy Post - Transactions $27 $37 $32 See Footnotes for this Slide in Appendix

MURPHY OIL CORPORATION 6 www.murphyoilcorp.com NYSE: MUR • Organic Reserves Replacement 166% • Total Reserves Replacement 287% with Petrobras America Inc. Transaction • Maintained Total Oil Reserves > 400 MMBOE • 3 Year Cumulative F&D Costs of $10.62/BOE • Reserve Life Index of Over 10 Years Focusing on Oil - Weighted Reserves & Lowering F&D Costs 2018 Proved Reserves Pre - Transactions Proved Oil Reserves 407 MMBOE 68% 32% Onshore Offshore 816 MMBOE 50% 7% 43% Oil NGL Natural Gas 57% Liquids - Weighted NOTE: Includes 129 MMBOE from Malaysia; Excludes 66 MMBOE from LLOG Acquisition 2018 Proved Reserves Post - Transactions Proved Oil Reserves 403 MMBOE 73% 27% Onshore Offshore 753 MMBOE 53% 8% 39% Oil NGL Natural Gas 61% Liquids - Weighted NOTE: Excludes 129 MMBOE from Malaysia; Includes 66 MMBOE from LLOG Acquisition $0 $5 $10 $15 $20 $25 $30 2014 2015 2016 2017 2018 $/BOE Lowering 3 - Year Average F&D Costs

MURPHY OIL CORPORATION 7 www.murphyoilcorp.com NYSE: MUR $0 $200 $400 $600 $800 $1,000 Dividends Special Dividends Repurchases Long History of Rewarding Shareholders Source: Bloomberg 0% 5% 10% 15% 20% 25% 30% 35% 40% *2012 Excludes Special Dividend of $2.50/Share Murphy Dividend as % of CF from Operations 1999 – 2019E Cash Paid to Shareholders, $MM • Returned > $3.6 BN Cash Dividends to Shareholders, Since 1999 • Repurchased or Plan to Repurchase > $1.6 BN of Stock, Since 1999 • High Dividend Yield, Current Yield 3.7% *$500 MM Share Repurchase Authorization – $300 MM Planned in 2019 0% 5% 10% 15% 20% 25% 30% 35% 40% 2016 2017 2018 2016 – 2018 Dividend as % of CF from Operations Note: 2019E is Based on Bloomberg Consensus Estimates * Dividend Discontinued

MURPHY OIL CORPORATION 8 www.murphyoilcorp.com NYSE: MUR 2019 Well Delivery Plan • Operated Well Delivery – 92 Wells Online FY 2019 • 13 Wells Online 1Q • 9 Karnes – 4 Upper EFS, 5 Lower EFS (2 Days in 1Q) • 4 Tilden – 4 Lower EFS • 23 Wells Online 2Q • 23 Karnes – 14 Lower EFS, 3 Upper EFS, 6 AC • 35 Wells Online 3Q • 31 Tilden, 4 Catarina – 35 Lower EFS • 21 Wells Online 4Q • 21 Catarina – 16 Lower EFS, 5 Upper EFS • ~$600 MM CAPEX Eagle Ford Shale Update 2018 – 2019 Operated Wells Online 0 10 20 30 40 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Operated Wells Online Q2 19E Q3 19E Q4 19E

MURPHY OIL CORPORATION 9 www.murphyoilcorp.com NYSE: MUR Significant Running Room in the Eagle Ford Shale 0 1 2 3 4 5 2019E 2020E 2021E 2022E 2023E 0 50 100 150 200 Number of Rigs Wells Online Wells Online Rigs Per Year Long - Term Plan Eagle Ford Shale Well Cadence * As of December 31, 2018 Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,918 Lower EFS 300 121 Upper EFS 700 159 Austin Chalk 700 108 Tilden 64,737 Lower EFS 500 388 Upper EFS 500 140 Austin Chalk 600 100 Catarina 47,653 Lower EFS 450 292 Upper EFS 600 354 Austin Chalk 800 149 Total 123,308 1,811 Significant Development Across ~125,000 Net Acres • 500+ MMBOE Total Resource Potential, > 1,800 Remaining Locations • Conservative Inter - Well Spacing, Type Curves Account for Parent/Child Relationship • Completion Designs Optimized by Pad & Well • Consistently Decreasing CAPEX While Increasing EUR per Well • Long Life Asset at Low End of Cost Curve • Price Advantaged, LLS Based Crude Sales EOR Upside Potential – Increasing Production Uplift Remote Operating Center – Big Data Focus

Revitalizing Gulf of Mexico Portfolio



Acquiring 26 Gulf of Mexico Blocks, 7 Producing Fields, 4 Development Projects

Asset	Operator	Murphy WI
Producing Assets		
Marmalard	Murphy	26.8%
Marmalard East	Murphy	69.6%
Neidermeyer	Murphy	52.8%
Kodiak[1]	Kosmos	48.2%
Son of Bluto II	Murphy	26.8%
Powerball	Murphy	75%
Otis	Murphy	70%
Breton Sound 25	Tana	25%
Development Assets		
Khaleesi / Mormont	Murphy	34%
Calliope	Murphy	28.5%
Ourse	Murphy	31.3%
Nearly Headless Nick	Murphy	26.8%

(1) Includes 23.2% WI as part of MP GOM (Excluding Non-Controlling Interest)

Key US Gulf of Mexico Assets Post-Transaction


Breton Sound 25
Neidermeyer
Otis
Dalmatian
Marmalard
Delta House
Son of Bluto II
Marmalard East
Medusa
Calliope
Kodiak
Powerball
Ourse
Nearly Headless Nick
EW
MC
DC
Habanero
Front Runner
Khaleesi/Mormont
Samurai
GB
KC
GC
WR
AT
LL
LU
HE
Cascade
Chinook
Lucius
St. Malo

Existing Murphy Assets   Acquired Assets

MURPHY OIL CORPORATION   www.murphyoilcorp.com   NYSE: MUR   10

MURPHY OIL CORPORATION 11 www.murphyoilcorp.com NYSE: MUR Efficient Capital Spending Driving Free Cash Flow • Generates ~$1.0 BN Annual Average EBITDA Per Year • Requires ~$325 MM of Annual Average Capital Spending • Results in Annual Average Free Cash Flow ~$675 MM • Achieves Average EBITDA/BOE ~$35 Delivering Free Cash Flow From Gulf of Mexico Assets WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Includes Medusa, Front Runner, Dalmatian, Habanero & Kodiak (2) Includes All Development Project Capital Murphy Gulf of Mexico 2019E LLOG Murphy Gulf of Mexico 0 10 20 30 40 50 60 70 80 90 2019E Base Production Samurai Development Rig Program Multiple Fields LLOG Development 2023E MBOEPD 85 (42) 11 14 83 15 $35 MM $65 MM $105 MM $120 MM Annual Avg CAPEX ~$325 MM 2019 – 2023 Avg Annual CAPEX 2019 – 2023 Estimated Gulf of Mexico Production (2) (1)

Executing in Global Offshore

Gulf of Mexico

- Obtained Regulatory Approval to Operate Assets Acquired from Petrobras America Inc.
- Dalmatian
  - 1 Well Program in 2Q 19 – Online 4Q 19
- Medusa
  - Platform Rig Workover 2Q 19 – Online 3Q 19
- Front Runner
  - 3 Well Program Commencing in 3Q 19 – Online 1Q 20
- Samurai
  - Commenced Pre-FEED Activities & Preparing Development Plan 3Q 19
- Non-Operated Projects
  - Commenced St. Malo Waterflood FEED Activities

Project	Working Interest	Wells	Avg Initial Gross Rate Per Well MBOEPD	Net CAPEX $MM	First Oil
Dalmatian	56.0%	1	4	29	4Q 2019
Medusa Rig	48.0%	1	2	12	3Q 2019
Front Runner Rig	50.0%	3	3	79	1Q 2020
Samurai	50.0%	2	11	308	1H 2022

Net CAPEX Excludes Abandonment Cost

Vietnam

- Block 15-01/05
  - Progressing LDV Field Development Plan, LDV Development Team in Place
  - Received Declaration of Commerciality 1Q 19



PVD-1 Jack-Up Rig

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 12

Expanding Significant Fields at Khaleesi / Mormont

Khaleesi / Mormont Overview

- Discovered 2017
- 2P ~165 MMBOE (Gross) – 90% Liquids
  - ~100 MMBOE at Khaleesi
  - ~65 MMBOE at Mormont
- High Quality Sands, 32 – 36° API Crude

Kings Quay FPS

- Phase 1 Development – 5 Wells
  - 3 at Khaleesi
  - 2 at Mormont
- New Build Semi-Submersible FPS
- First Oil 1H 2022
- Synergies with Samurai Development
- Upside with Accelerated Production
  - Enhanced Well Design & Count

US Gulf of Mexico – Green Canyon Area



Breton Sound 25
Neidermeyer
Otis
Dalmatian
VK
DD
Delta House
Marmalard
Medusa
Son of Bluto II
Marmalard East
Calliope
Kodiak
Powerball
Nearly Headless Nick
EW
MC
DC
Ourse
Front Runner
Khaleesi / Mormont
Samurai
0
50
Miles
GC
AT
LL
Existing Murphy Assets
Acquired Assets

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 13

Acquiring & Developing Low Cost Deepwater Tie-Backs

Nearly Headless Nick – Mississippi Canyon 387

- ~3.5 Mile Subsea Tie-Back in to Existing Subsea Manifold – One Well Drilled
- First Oil 4Q 19

Calliope – Mississippi Canyon 609

- 4 Mile Tie-Back to Third Party Platform
- First Oil 4Q 20

Ourse – Mississippi Canyon 895

- 7 Stacked Sand Development
- One Well Drilled
- Tie-Back to Third Party Platform
- First Oil 1Q 21

Project	Working Interest	Wells	Avg Initial Gross Rate Per Well MBOEPD	Net CAPEX $MM	First Oil
Khaleesi / Mormont	34.0%	5	9.0	549	1H 2022
Nearly Headless Nick	26.8%	1	6.5	11	4Q 2019
Calliope	28.5%	1	7.0	32	4Q 2020
Ourse	31.3%	1	6.5	86	1Q 2021

Net CAPEX excludes Abandonment Cost

US Gulf of Mexico – Mississippi Canyon Area



Breton Sound 25
Neidermeyer
Otis
Dalmatian
VK
DD
Delta House
Marmalard
Medusa
Son of Bluto II
Marmalard East
Calliope
Kodiak
Nearly Headless Nick
EW
MC
DC
Ourse
Miles
0
50
Existing Murphy Assets
Acquired Assets

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 14

MURPHY OIL CORPORATION 15 www.murphyoilcorp.com NYSE: MUR Focused & Meaningful • Four Primary Exploration Areas • 3 to 5 Exploration Wells per Year • ~10% of Capital Budget $100 – $125 MM/Year Reduced Risk • Proven Oil Provinces • Targeting 20 – 50% Working Interest • Strong Partnerships Key Strategic Themes • Consistent US Gulf of Mexico Program • Field Extension & Exploration in Vietnam • Company - Making Potential from Brazil, Mexico & Australia • < $12.00/Barrel Full - Cycle Finding & Development Cost Exploration Strategy Overview Exploration Core Focus Areas GULF OF MEXICO BRAZIL AUSTRALIA VIETNAM Recent Exploration Success: 4 of 5 Wells

Offshore Mexico Discovery at Cholula



Block 5 Overview

- Increased Working Interest to 40% at Low Cost
  - Murphy 40% (Op), Petronas 30%, DEA 30%
- 34 Leads / Prospects
- Mean to Upward Gross Resource Potential:
  - 800 MMBO – 2,000 MMBO
- Planning Additional Exploration Program in 2020

Cholula 1-EXP Highlights

- ~$12 MM Net Drilling Costs
- Drilled to Total Depth (TD) of 8,825 Feet
- Discovered 185 Feet Net Hydrocarbon Pay
  - Validates Block Potential
  - De-Risks Upper Miocene Play in SE Corner of Block 5
- ~200 MMBOE of Resources Within Tie-Back Distance

Block 5 Prospects


Alamos
Salvatierra
Morelia
TzinTzunTzan
Orizaba
Calvillo
Candela
Metepec
Mitla
Batopillas
Arteaga
Sayulita
Mazunte
Bat East
Cosala
Mocorito
Tacambaro
Loreto
Viesca
Viesca East
Taxco
Linares
Cristobal
Oceania
Tula
Palazada
Bacalar
Toci
Corzo
Comitan
Zacatlan
Comala
Cholula
Izamal
Miocene
Oligocene
Eocene
Mesozoic
Late Miocene Development Area

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 16

MURPHY OIL CORPORATION 17 www.murphyoilcorp.com NYSE: MUR Cuu Long Basin Overview • Murphy 40% (Op), PVEP 35%, SKI 25% • > 250 MMBOE Remaining Resource Potential on Block Cuu Long Basin – LDT - 1X Exploration Well • ~$13 MM Net Drilling Costs • Drilled to Total Depth (TD) of 14,100 Feet • 62 Feet of Net Pay in Secondary “D” Sequence • 318 Feet of Net Pay in Primary “G” Sequence Target • Estimated Discovered Resources ~39 MMBO • Additional Resource Potential in “D” Sequence Pay • Evaluating Lower “G” Pay Offshore Vietnam Discovery at LDT - 1X Note: Volumes Refer to Gross Mean Resources BLOCK 15 - 1/05 LDV - 4X LDV - 2X LDT - 1X 39 MMBO LDT North 18 MMBOE LDC North 14 MMBOE LDC South 15 MMBOE 5km LDV Field Up To 100 MMBOE First Oil 2021 LDT - 1X LDV Field Additional “G” Prospects LDV - 1X Additional Near - Field Potential in Other Plays LDV South 16 MMBOE LDV - 3X LDH 130 MMBOE

MURPHY OIL CORPORATION 18 www.murphyoilcorp.com NYSE: MUR LOOKING AHEAD

MURPHY OIL CORPORATION 19 www.murphyoilcorp.com NYSE: MUR Providing Solid Five - Year Production Growth • Total Production CAGR ~8% • Oil Production CAGR ~12% Balancing Onshore / Offshore Portfolio • Increases US Onshore Production by 15% CAGR Through Organic Growth • Multiple Offshore Development Projects to Maintain High Production Levels Increasing Free Cash Flow • Generates ~$1.4 BN in Free Cash Flow Over 5 Years After Dividends • $1 BN Increase in Incremental FCF Compared to Pre - Transaction Assets Long - Term Strategy For Cash Flow Generation & Production Growth WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated (1) Also Includes Samurai Development (2) NA Offshore includes US Gulf of Mexico and Offshore Canada CAN Onshore CAN Onshore US Onshore US Onshore US Onshore NA Offshore NA Offshore Malaysia Malaysia Other LLOG (+) MP GOM SE Asia 0 50 100 150 200 250 2018A Malaysia Divestiture Gulf of Mexico Acquisitions Organic Growth 2023E MBOEPD 2018A – 2023E Production Growth (1)

MURPHY OIL CORPORATION 20 www.murphyoilcorp.com NYSE: MUR Positioning Company for Long - Term Value Creation Transforming Company Drives Further Profitable Oil - Weighted Growth Progressing Closing on Two Outstanding Deals Producing Oil - Weighted Assets that Realize Premium Pricing Focusing on Shareholder Priorities Ramping Eagle Ford Shale with Significant Well Additions Drilling Successful Exploration Wells – De - Risking Acreage

MURPHY OIL CORPORATION 21 www.murphyoilcorp.com NYSE: MUR APPENDIX

MURPHY OIL CORPORATION 22 www.murphyoilcorp.com NYSE: MUR Appendix Non - GAAP Reconciliation Abbreviations Guidance Hedging Positions

MURPHY OIL CORPORATION 23 www.murphyoilcorp.com NYSE: MUR Non - GAAP Financial Measure Definitions & Reconciliations The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934 , as amended . This information is historical in nature . Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations . Management cannot reliably predict certain of the necessary components of the most directly comparable forward - looking GAAP measures, such as future impairments and future changes in working capital . Accordingly, Murphy is unable to present a quantitative reconciliation of the aforementioned forward - looking non - GAAP financial measures to their most directly comparable forward - looking GAAP financial measures . Amounts excluded from non - GAAP measures in future periods could be significant .

MURPHY OIL CORPORATION 24 www.murphyoilcorp.com NYSE: MUR Non - GAAP Reconciliation FREE CASH FLOW Murphy defines Free C ash F low as net cash provided from continuing operations activities (as stated in the Consolidated Statements of Cash Flows) reduc ed by capital expenditures and investments. Free C ash Flow is used by management to evaluate the company’s ability to internally fund acquisitions, exploration and development an d evaluate trends between periods and relative to its industry competitors. Free Cash Flow , as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be consider ed in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAA P). Free Cash Flow should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported. $ Millions Twelve Months Ended – December 31, 2018 Net cash provided from continuing operations activities (GAAP) $1,219.4 Property additions and dry hole costs (1,102.8) Free cash flow (Non - GAAP) 116.6

MURPHY OIL CORPORATION 25 www.murphyoilcorp.com NYSE: MUR Non - GAAP Reconciliation EBITDA and EBITDAX Murphy defines EBITDA as income from continuing operations attributable to Murphy 1 before interest, taxes, depreciation and amortization (DD&A) . Murphy defines EBITDAX as income from continuing operations attributable to Murphy before interest, taxes, depreciation and amortization (DD&A) and exploration expense . Management believes that EBITDA and EBITDAX provides useful information for assessing Murphy's financial condition and results of operations and it is a widely accepted financial indicator of the ability of a company to incur and service debt, fund capital expenditure programs, and pay dividends and make other distributions to stockholders . EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP) . EBITDA and EBITDAX have certain limitations regarding financial assessments because they excludes certain items that affect net income and net cash provided by operating activities . EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported . $ Millions Three Months Ended – March 31, 2019 Three Months Ended – March 31, 2018 Net income (loss) attributable to Murphy (GAAP) 40.2 168.3 Discontinued operations loss (income) (49.8) (77.7) Income tax expense ( benefit) 10.8 (111.6) Interest expense, net 46.1 44.5 DD&A expense 212.1 182.7 EBITDA attributable to Murphy (Non - GAAP) 259.4 206.2 Exploration expense 32.5 28.7 EBITDAX attributable to Murphy (Non - GAAP) 291.9 234.9 1 ‘Attributable to Murphy’ represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION 26 www.murphyoilcorp.com NYSE: MUR Abbreviations BBL: barrels (equal to 42 US gallons) BCF: billion cubic feet BCFE: billion cubic feet equivalent BN: billions BOE: barrels of oil equivalent (1 barrel of oil or 6000 cubic feet of natural gas) BOEPD: barrels of oil equivalent per day BOPD: barrels of oil per day CAGR: compound annual growth rate D&C: drilling & completion DD&A: depreciation, depletion & amortization EBITDA: income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses MMBOE: millions of barrels of oil equivalent MMCF: millions of cubic feet MMCFD: millions of cubic feet per day MMCFEPD: million cubic feet equivalent per day MMSTB: million stock barrels MCO: Malaysia Crude Official Selling Price, differential to average monthly calendar price of Platts Dated Brent for delivery month NA: North America NGL: natural gas liquid ROR: rate of return R/P: ratio of reserves to annual production TCF: trillion cubic feet TCPL: TransCanada Pipeline TOC: total organic content WI: working interest WTI: West Texas Intermediate (a grade of crude oil) EFS: Eagle Ford Shale EUR: estimated ultimate recovery F&D: finding & development FLNG: floating liquefied natural gas G&A: general and administrative expenses GOM: Gulf of Mexico HCPV: hydrocarbon pore volume JV: joint venture LOE: lease operating expense LLS: Light Louisiana Sweet (a grade of crude oil, includes pricing for GOM and EFS) LNG: liquefied natural gas MBOE: thousands barrels of oil equivalent MBOEPD: thousands of barrels of oil equivalent per day MCF: thousands of cubic feet MCFD: thousands cubic feet per day MM: millions

MURPHY OIL CORPORATION 27 www.murphyoilcorp.com NYSE: MUR Guidance – 2Q 19 Guidance 2Q 2Q 2019 Liquids (BOPD) 2Q 2019 Gas (MCFD) 2Q 2019 Total (BOEPD) 1Q Production: US – Eagle Ford Shale 38,800 35,000 44,600 Gulf of Mexico 1 44,700 19,300 47,900 Canada – Tupper Montney – 206,700 34,500 Kaybob Duvernay & Placid Montney 5,700 25,900 10,000 Offshore 7,500 – 7,500 Other 500 – 500 2Q Production Volume (BOEPD) Excluding NCI 3 143,000 – 147,000 2Q Sales Volume (BOEPD) Excluding NCI 142,500 – 146,500 2Q Exploration Expense ($MM) $34.0 Full Year 2019 CAPEX ($BN) Excluding NCI 2 $1.15 to $1.35 1 Excludes Noncontrolling Interest of MP GOM of 11,175 BOPD Liquids & 4,825 MCFD Gas. 2 Excludes Noncontrolling Interest of MP GOM of $48 MM. 3 Excludes Noncontrolling Interest of MP GOM of 12,000 BOEPD.

MURPHY OIL CORPORATION 28 www.murphyoilcorp.com NYSE: MUR 2019 Hedging Positions Area Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date US WTI Fixed Price Derivative Swap 20,000 $63.64 5/1/2019 12/31/2019 US WTI Fixed Price Derivative Swap 20,000 $60.10 1/1/2020 12/31/2020 Area Commodity Type Volumes (MMCFD) Price (MCF) Start Date End Date Montney Natural Gas Fixed Price Forward Sales at AECO 59 C$2.81 1/1/2019 12/31/2020

MURPHY OIL CORPORATION 29 www.murphyoilcorp.com NYSE: MUR $- $500 $1,000 $1,500 $2,000 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 >2046 $MM Notes Drawn RCF Undrawn RCF Financial Position as of March 31, 2019 Note Maturity Profile • $2.8 BN Total Debt (Excluding Capital Lease) • Total Liquidity $1.4 BN • ~$286 MM of Cash & Cash Equivalents • $325 MM of Borrowings on $1.6 BN Unsecured Senior Credit Facility • 39% Total Debt to Cap • 36% Net Debt to Cap Maturity Profile* Total Bonds Outstanding $BN $2.8 Weighted Avg Fixed Coupon 5.5% Weighted Avg Years to Maturity 7.5 *As of March 31, 2019 10 YEAR 20 YEAR 30 YEAR

MURPHY OIL CORPORATION 30 www.murphyoilcorp.com NYSE: MUR Eagle Ford Shale – Peer Acreage Pioneer EOG EP Energy Murphy Pioneer Encana Marathon ConocoPhillips Lewis/BP Chesapeake Sanchez Carrizo OIL CONDENSATE GAS

Eagle Ford Shale – Murphy Spacing vs Peers



Karnes Typical Murphy Spacing
LEFS ~250-500'
EOG Offset Spacing
LEFS ~250' to 500'
DVN Offset Spacing
LEFS ~250' to 500'
COP Offset Spacing
LEFS ~250' to 600'
CHK Offset Spacing
LEFS ~350' to 1000'
MRO Offset Spacing
LEFS ~250' to 600'
Catarina Typical Murphy Spacing
LEFS ~300' to 600'
Tilden Typical Murphy Spacing
LEFS ~350' to 800'
CHK Offset Spacing
LEFS ~300' to 800'
SE Offset Spacing
LEFS ~ 250' to 300'
MURPHY
EXPLORATION & PRODUCTION CO.
Murphy
BP
Chesapeake
Conoco
Devon
Encana
EOG
Equinor (Statoil)
Inpex (Gulftex)
Magnolia
Marathon
Pioneer
Sanchez

MURPHY OIL CORPORATION www.murphyoilcorp.com NYSE: MUR 31

MURPHY OIL CORPORATION 32 www.murphyoilcorp.com NYSE: MUR Kaybob Duvernay – Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA SHELL CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles Volatile Oil Gas Condensate Wet Gas SIMONETTE

MURPHY OIL CORPORATION 33 www.murphyoilcorp.com NYSE: MUR Tupper Montney – Peer Acreage

MURPHY OIL CORPORATION 34 www.murphyoilcorp.com NYSE: MUR Placid Montney – Peer Acreage Fox Creek SAXON KAYBOB WEST KAYBOB EAST ENCANA CHEVRON PARAMOUNT XTO DELPHI PLACID CENOVUS 6 Miles RMP CNRL CIOC Condensate Limit SIMONETTE Dry Gas Limit

MURPHY OIL CORPORATION 35 www.murphyoilcorp.com NYSE: MUR Increasing Margins with Oil - Weighted, Gulf of Mexico Production & Reserves Repositioning Murphy’s Portfolio – Footnote Details Acquisition & Divestiture of Assets 2019E Prod MBOEPD 2019 – 2023 Avg Prod MBOEPD 2019 – 2023 Avg Oil Prod MBOPD Reserves (1P) MMBOE % Oil (1P) % Oil (2P) Malaysia – Divestiture 46 – 48 50 25 129 39% 40% Combined GOM – Acquisitions 67 54 44 144 (3) 82% 82% Acquisition & Divestiture of Assets 2019E EBITDA/ BOE 2019E EBITDA Multiple (4) 2019E Free Cash Flow Multiple (4) $ / Flowing BOE $ / BOE (1P) $ / BOE (2P) Malaysia – Divestiture $29 4.4x 6.8x ~$45,000 $16.49 $11.13 Combined GOM – Acquisitions $35 2.6x 4.2x ~$28,000 $16.22 $10.59 (1) Assuming Estimated Midpoint of Full Year Production of LLOG Acquisition (2) Net Annualized Production Impact of MP GOM Transaction (3) MP GOM Transaction Reserves are SEC Year - End 2018 Audited Proved Reserves, and Transaction Reserves are Based on Internal Engineering Estimates as of January 1 2019 Using Strip Prices in Effect on April 4, 2019 (4) Prices Assume @ WTI $55/BBL, Assuming Full Year Impact of LLOG Transaction Production Volumes, Sales Volumes, Reserves & Financial Amounts Exclude Non - Controlling Interest, Unless Otherwise Stated

MURPHY OIL CORPORATION 36 www.murphyoilcorp.com NYSE: MUR UBS GLOBAL OIL & GAS CONFERENCE MAY 22, 2019 ROGER W. JENKINS PRESIDENT & CHIEF EXECUTIVE OFFICER